CSFB 05-4

Group 13

Pay rules

1.

Pay according to the Aggregate PAC A Schedule as follows:

a.

Pay according to the Aggregate PAC B Schedule as follows:

i.

Pay the 13P1 until retired

ii.

Pay the 13Z1 until retired

b.

Pay the 13P2 until retired

c.

Pay the 13P3 until retired

d.

Pay disregarding the Aggregate PAC B Schedule as follows:

i.

Pay the 13P1 until retired

ii.

Pay the 13Z1 until retired

2.

Concurrently:

a.

Pay 50% as follows:

i.

Pay according to the PAC C Schedule as follows:

1.

Pay the 13P4 until retired

ii.

Pay pro-rata to the 13F1, 13F2, 13F3, 13I1, 13I2, 13I3 until retired

iii.

Pay disregarding the PAC C Schedule as follows

1.

Pay the 13P4 until retired

b.

Pay 50% as follows:

i.

Pay pro-rata to the 13F4, 13F5, 13F6, 13I4, 13I5, 13I6 until retired

ii.

Pay the 13S1 until retired

3.

Pay disregarding the Aggregate PAC A Schedule as follows:

a.

Pay according the Aggregate PAC B Schedule as follows:

i.

Pay the 13P1 until retired

ii.

Pay the 13Z1 until retired

b.

Pay the 13P2 until retired

c.

Pay the 13P3 until retired

d.

Pay disregarding the Aggregate PAC B Schedule as follows:

i.

Pay the 13P1 until retired

ii.

Pay the 13Z1 until retired

13Z1 Accretion Waterfall:

1.

Pay to the 13P1 until retired

2.

Pay to the 13Z1 until retired.

Notes

Pxing Speed = 300 PSA

Floater Bonds

13F1– 24 day delay, 1ML + 1.10%, 7.00% Cap, 1.10% Floor, Initial Libor – 2.85%

13F2– 24 day delay, 1ML + 1.15%, 7.00% Cap, 1.15% Floor, Initial Libor – 2.85%

13F3– 24 day delay, 1ML + 1.20%, 7.00% Cap, 1.20% Floor, Initial Libor – 2.85%

13F4– 24 day delay, 1ML + 1.10%, 7.00% Cap, 1.10% Floor, Initial Libor – 2.85%

13F5– 24 day delay, 1ML + 1.15%, 7.00% Cap, 1.15% Floor, Initial Libor – 2.85%

13F6– 24 day delay, 1ML + 1.20%, 7.00% Cap, 1.20% Floor, Initial Libor – 2.85%

Inverse Bonds:

13I1 – 24 day delay, 21.6333275% - 3.66666534*1ML, 21.6333275% Cap, 0% Floor, Initial Libor – 2.85%

13I2 – 24 day delay, 21.44999424% - 3.66666534*1ML, 21.44999424% Cap, 0% Floor, Initial Libor – 2.85%

13I3 – 24 day delay, 21.26666382% - 3.666666*1ML, 21.26666382% Cap, 0% Floor, Initial Libor – 2.85%

13I4 – 24 day delay, 21.63332866% - 3.66666561*1ML, 21.63332866% Cap, 0% Floor, Initial Libor – 2.85%

13I5 – 24 day delay, 21.44999538% - 3.66666561*1ML, 21.44999538% Cap, 0% Floor, Initial Libor – 2.85%

13I6 – 24 day delay, 21.2666621% - 3.66666561*1ML, 21.2666621% Cap, 0% Floor, Initial Libor – 2.85%

Settlement = 4/29/05